PROSPECTUS
June 30, 1999

PUTNAM DIVERSIFIED
EQUITY TRUST

CLASS A, B, C AND M SHARES
INVESTMENT CATEGORY: GROWTH

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.
Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund.
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

     LOGO
BOSTON(LONDON(TOKYO

CONTENTS
2    Fund summary
2    Goal
2    Main investment strategies
2    Main risks
2    Performance information
4    Fees and expenses
5    What are the fund's main investment strategies and related risks?
7    Who manages the fund?
   7      How does the fund price its shares?
8    How do I buy fund shares?
10   How do I sell fund shares?
   10     How do I exchange fund shares?
11   Fund distributions and taxes
12   Financial highlights

FUND SUMMARY

GOAL
The fund seeks capital appreciation.
MAIN INVESTMENT STRATEGIES - GLOBAL GROWTH AND VALUE STOCKS
   The fund normally invests mostly in common stock of companies worldwide. The fund first selects thecountries and industries Putnam Management finds attractive. Within them, it seeks stocks
offering opportunity for gain. These may include     both growth
and value stocks. Growth stocks are issued by companies whose earnings Putnam Management believes are likely to grow faster than
the economy as a whole.         Value stocks are those that Putnam
Management believes are currently undervalued compared to their true worth.
The fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also known as emerging) markets.
MAIN RISKS
The main risks that could adversely affect the value of this fund's shares and the total return on your investment include
The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments in foreign markets. These risks are increased for investments in emerging markets.
The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance, including factors related to a specific company or industry or general financial market conditions. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
The risk that movements in the securities markets will adversely affect the price of the fund's investments, regardless of how well the companies in which the fund invests perform.
You can lose money by investing in the fund. The fund may not achieve its goals, and is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
PERFORMANCE INFORMATION
The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, the fund's past performance is not an indication of future performance.
CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
1998    17.95%
1997    23.37%
1996    16.56%
1995    28.86%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through March 31, 1999 was 7.08%. During the periods shown in the bar chart, the highest return for a quarter was 21.20% (quarter ending 12/31/98) and the lowest return for a quarter was -14.67% (quarter ending 9/30/98). Average Annual Total Returns (for periods ending 12/31/98)

              Past 1 year     Since    inception     (7/1/94)
Class A       11.18%          18.03%
Class B       12.10%          18.66%
Class C       16.19%          18.85%
Class M       13.31%          18.26%
S&P 500 Index 28.58%          27.91%
MSCI EAFE     20.00%          8.22%

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/98. For periods before the inception of class C shares (2/1/99) and class M shares (7/3/95), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class C and class M shares. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance, and the Europe, Australia and Far East (EAFE)
component of    the     Morgan Stanley Capital International
(MSCI) World Index, an unmanaged index of equity securities listed on the stock exchanges of Europe, Australia and the Far East.
FEES AND EXPENSES
This table summarizes the fees and expenses you may pay if you
invest in the fund.    Expenses     are based on the fund's last
fiscal year.
Shareholder Fees
(fees paid directly from your investment)
                          Class A     Class B     Class C     Class M
Maximum Sales Charge
(load)    Imposed on
Purchases (as a percentage
of the offering price)      5.75%      NONE*       NONE*        3.50%*
Maximum Deferred Sales Charge
   (load)     (as a
percentage of the original
purchase price or redemption
proceeds, whichever is lower) NONE**   5.00%       1.00%         NONE

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

                                                          Total Annual
                  Management  Distribution    Other       Fund Operating
                  Fees        (12b-1) Fees    Expenses    Expenses

Class A           0.68%          0.34%         0.24%        1.26%
Class B           0.68%          1.00%         0.24%        1.92%
Class C           0.68%          1.00%         0.24%        1.92%
Class M           0.68%          0.75%         0.24%        1.67%

*    The higher 12b-1 fees borne by class B, class C and class M
shares may cause long-term    class B, class C and class M
shareholders to pay more than the    total sales charges paid
by     class A    shareholders    .
**   A deferred sales charge of up to 1% may be imposed on certain redemptions of class A shares bought without an initial sales charge.

EXAMPLE
This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.


              1 year    3 years    5 years    10 years
Class A       $696      $952       $1,227     $2,010
Class B       $695      $903       $1,237     $2,072*
Class B       $195      $603       $1,037     $2,072*
(no redemption)
Class C       $295      $603       $1,037     $2,243
Class C       $195      $603       $1,037     $2,243
(no redemption)
Class M       $514      $858       $1,226     $2,257

* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES AND RELATED RISKS?

Any investment carries with it some level of risk that generally reflects its potential for reward. The fund pursues its goal by investing mainly in growth and value stocks issued by companies worldwide. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.
COMMON STOCKS. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. Similarly, a stock's value may fall because of factors affecting not just the company, but companies in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
GROWTH STOCKS. The fund may invest in stocks of companies that Putnam Management believes have earnings that will grow faster than the economy as a whole. These growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Putnam Management's assessment of the prospects for the company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that Putnam Management has placed on it.
VALUE STOCKS. The fund may also invest in companies that are not expected to experience significant earnings growth, but whose stock Putnam Management believes is undervalued compared to its true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Putnam Management's assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Putnam Management has placed on it.
FOREIGN INVESTMENTS. The fund may invest without limit in securities of foreign issuers. Foreign investments involve certain special risks, including
Unfavorable changes in currency exchange rates: Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar.
Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.
Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.
Limited legal recourse: Legal remedies for investors such as the fund may be more limited than those available in the United States.
Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the fund may at times be unable to sell these foreign investments at desirable prices. For the same reason, the fund may at times find it difficult to value its foreign investments.
Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments.
Lower Yield: Common stocks of foreign companies have historically offered lower dividends than comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund. The fund's yield is therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies.
Certain of these risks may also apply to some extent to U.S.- traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.
        The risks of foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
DERIVATIVES. The fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund's return of a derivative typically depends on the change in the value of the investment, pool of investments, index or currency specified in the derivative instrument.

The fund may use derivatives both for hedging and non-hedging purposes. The decision as to whether and to what extent the fund will use derivatives for hedging purposes will depend upon a number of factors, including market conditions, the fund's investments and the availability of suitable derivatives. Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and may result in losses. The fund will be dependent on Putnam Management's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are leveraged and therefore may magnify or otherwise increase investment losses to the fund. The fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund. For further information about the risks of derivatives, see the statement of additional information (SAI).

SMALLER COMPANIES. The fund can invest in small and medium-sized companies. These companies, which may have market capitalizations of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

FREQUENT TRADING. The fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

OTHER INVESTMENTS. In addition to the main investment strategies described above, the fund may also make other types of investments, such as investments in preferred stocks, convertible securities and fixed income securities, and, therefore, may be
subject to other risks, as described in the fund's    SAI    .

ALTERNATIVE STRATEGIES. At times Putnam Management may judge that market conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses, including investing solely in the United States. Although Putnam Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

CHANGES IN POLICIES. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

WHO MANAGES THE FUND?
The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.68% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.
The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

Manager                Since    Experience
        Omid Kamshad
Managing Director      1997     Employed by Putnam Management since 1996.
                                Prior to 1996, Mr. Kamshad was employed by
                                Lombard Odier International and prior to
                                April, 1995, was employed by Baring Asset
                                Management Company.
Justin M. Scott
Managing Director      1998     Employed by Putnam Management since 1988.
Michael K. Arends
Senior Vice President  1999     Employed by Putnam Management since 1997.
                                Prior to November, 1997, Mr. Arends was
                                employed by Phoenix Duff & Phelps and prior to
                                August, 1994, was employed by Kemper
                                Financial Services.
Michael P. Stack
Senior Vice President  1998     Employed by Putnam Management since 1997.
                                Prior to November, 1997, Mr. Stack was
                                employed by Independence Investment
                                Associates Inc.
Paul C. Warren
Senior Vice President  1998     Employed by Putnam Management since 1997.
                                Prior to May, 1997, Mr. Warren was employed by IDS Fund Management, and prior to August, 1994, was employed by Pilgrim Baxter Associates.

YEAR 2000 ISSUES. The fund could be adversely affected if the computer systems used by Putnam Management and the fund's other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.

HOW DOES THE FUND PRICE ITS SHARES?
The price of the fund's shares is based on its net asset value
(NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.
The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.
The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

HOW DO I BUY FUND SHARES?
You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.
You can buy shares
THROUGH A FINANCIAL ADVISOR. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.
THROUGH SYSTEMATIC INVESTING. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.
You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Mutual Funds.
The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.
WHICH CLASS OF SHARES IS BEST FOR ME?
This prospectus offers you a choice of four classes of fund shares: A, B, C and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:
     CLASS A SHARES
Initial sales charge of up to 5.75%
Lower sales charge for investments of $50,000 or more
No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)
Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

     CLASS B SHARES
No initial sales charge; your entire investment goes to work for you
Deferred sales charge of up to 5% if you sell shares within 6 years after you bought them
Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee
Convert automatically to class A shares after 8 years, reducing the future 12b-1 fee (may convert sooner in some cases)
Orders for class B shares for more than $250,000 are treated as orders for class A shares or refused

     CLASS C SHARES
No initial sales charge; your entire investment goes to work for you
Deferred sales charge of         1.00% if you sell shares within 1
year after you bought them
Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee
No conversion to class A shares, so future 12b-1 fee does not decrease
Orders of $1,000,000 or more and orders which because of a right of accumulation or statement of intent would qualify for the purchase of class A shares without an initial sales charge will be treated as orders for class A shares or declined

     CLASS M SHARES
Initial sales charge of up to 3.50%
Lower sales charges for larger investments of $50,000 or more
No deferred sales charge
Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee
Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
No conversion to class A shares, so future 12b-1 fee does not decrease

Initial sales charges for class A and M shares

                      Class A sales charge      Class M sales charge
                      as a percentage of:       as a percentage of:

Amount of purchase       Net Amount   Offering     Net Amount   Offering
at offering price ($)    Invested     price*       invested     Price*
Under 50,000              6.10%        5.75%        3.63%        3.50%
50,000 but under 100,000  4.71         4.50         2.56         2.50
100,000 but under 250,000 3.63         3.50         1.52         1.50
250,000 but under 500,000 2.56         2.50         1.01         1.00
500,000 but under 1,000,000 2.04       2.00         NONE         NONE
1,000,000 and above        NONE        NONE         NONE         NONE
*     Offering price includes sales charge.

Deferred sales charges for class B, class C and certain class A shares
If you sell (redeem) class B shares within six years after you bought them, you will generally pay a deferred sales charge according to the following schedule.
Year after purchase
              1    2    3    4    5    6    7+
Charge        5%   4%   3%   3%   2%   1%   0%
A deferred sales charge of         1% will apply to class C shares
if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge, if redeemed within two years after purchase. Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.
YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Mutual Funds for assistance. DISTRIBUTION (12B-1) PLANS. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.65% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A shares to an amount sufficient to compensate investment dealers, up to an annual rate of 0.50% of average net assets. The Trustees currently limit payments on class M shares to 0.75% of average net assets. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

HOW DO I SELL FUND SHARES?
You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may take up to 15 calendar days after the purchase date.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISOR. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

SELLING SHARES DIRECTLY TO THE FUND. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a signed letter of instruction to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.
By telephone. You may use Putnam's Telephone Redemption Privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.
The Telephone Redemption Privilege is not available if there are certificates for your shares. The Telephone Redemption Privilege may be modified or terminated without notice.
ADDITIONAL DOCUMENTS. If you
sell shares with a value of $100,000 or more,
want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, or have notified Putnam of a change in address within the preceding
15 days   ,
the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. Stock power forms are available from your financial advisor, Putnam Investor Services and many commercial banks.
Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.
WHEN WILL THE FUND PAY ME? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
REDEMPTION BY THE FUND. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

HOW DO I EXCHANGE FUND SHARES?
If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
To exchange your shares, complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Telephone Exchange Privilege is not available if the fund issued certificates for your shares. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.
The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

FUND DISTRIBUTIONS AND TAXES
The fund distributes any net investment income and any net realized capital gains at least once a year. You may choose to:

reinvest all distributions in additional shares;

receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.
For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares.
The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those
securities would be decreased. Shareholders    may     be entitled
to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.
Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS
CLASS A

Per-share operating performance             Year ended Feb. 28
Year ended Feb. 29    For the period July 1, 1994+ to Feb. 28
                           1999     1998    1997     1996     1995
Net asset value,
beginning of period        $13.18   $11.85  $11.02   $8.83    $8.50

Investment operations
Net investment income (loss)  .02c     .03c    .06c    .06      .03c

Net realized and unrealized
gain on investments          1.66     3.06    1.77    2.60     .32
Total from investment
operations                   1.68     3.09    1.83    2.66     .35

Less distributions:
From net investment income    --      (.05)   (.12)   (.08)     --

From net realized gain on
investments                 (1.24)   (1.66)   (.83)   (.39)     --

In excess of net investment
income                        --      (.05)   (.05)     --      --

In excess of net realized
gain on investments           --       --       --      --      (.02)
Total distributions         (1.24)   (1.76)  (1.00)   (.47)     (.02)

Net asset value, end of
period                     $13.62   $13.18  $11.85   $11.02    $8.83

Ratios and supplemental data
Total return at net
asset value (%)a            13.08    27.74   16.92    30.58     4.13*

Net assets, end of period
(in thousands)            $302,556   $270,536 $199,305 $142,513  $93,144

Ratio of expenses to
average net assets (%)b      1.26     1.37    1.43      1.56     1.12*

Ratio of net investment income
to average net assets (%)     .17      .20     .48       .60      .37*

Portfolio turnover (%)     241.46    97.77   82.07     72.00    46.52*

+    Commencement of operations.
*    Not annualized.
a    Total return assumes dividend reinvestment and does not
reflect the effect of sales charges.
b    The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts.
c    Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

FINANCIAL HIGHLIGHTS
CLASS B
                                                                 For the
                                                       Year      period
                                                       ended     July 1, 1994+
Per-share operating performance   Year ended Feb. 28   Feb. 29   to Feb. 28
                                1999    1998    1997   1996      1995
Net asset value,
beginning of period             $13.07  $11.77  $10.97 $8.80     $8.50

Investment operations
Net investment income (loss)     (.07)c  (.06)c  (.01)c  .01       --c

Net realized and unrealized
gain on investments              1.64    3.05    1.76    2.60     .32
Total from investment operations 1.57    2.99    1.75    2.61     .32

Less distributions:
From net investment income        --    (.01)    (.09)   (.05)     --

From net realized gain on
investments                     (1.24)   (1.66)  (.83)   (.39)     --

In excess of net investment
income                            --      (.02)  (.03)     --      --

In excess of net realized gain
on investments                    --       --      --      --     (.02)
Total distributions              (1.24)   (1.69)  (.95)  (.44)    (.02)

Net asset value, end of period   $13.40   $13.07  $11.77  $10.97   $8.80

Ratios and supplemental data
Total return at net asset value
(%)a                              12.33    26.98   16.19   30.05    3.77*

Net assets, end of period
(in thousands)                  $377,386  $333,642 $232,117 $150,679  $75,998

Ratio of expenses to
average net assets (%)b           1.92       2.00     2.02    2.09      1.45*

Ratio of net investment income (loss)
to average net assets (%)         (.49)      (.44)    (.12)    .05      .05*

Portfolio turnover (%)           241.46      97.77     82.07   72.00    46.52*

+    Commencement of operations.
*    Not annualized.
a    Total return assumes dividend reinvestment and does not
reflect the effect of sales charges.
b    The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts.
c    Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

FINANCIAL HIGHLIGHTS
CLASS C
                                        For the period
                                        February 1, 1999+
Per-share operating performance            to     February 28
                                             1999
Net asset value,
beginning of period                          $14.15

Investment operations
Net investment income (loss)                   -- c

Net realized and unrealized
gain on investments                           (.52)
Total from investment operations              (.52)

Less distributions:
From net investment income                      --

From net realized gain on investments           --

In excess of net investment income              --

In excess of net realized gain on investments   --
Total distributions                             --

Net asset value, end of period                  $13.63

Ratios and supplemental data

Total return at net asset value (%)a            (3.68)*

Net assets, end of period
(in thousands)                                  $190

Ratio of expenses to
average net assets (%)b                          .15*

Ratio of net investment income (loss)
to average net assets (%)                       (.05)*

Portfolio turnover (%)                        241.46

+    Commencement of operations.
*    Not annualized.
a    Total return assumes dividend reinvestment and does not
reflect the effect of sales charges.
b    The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements.
c    Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

FINANCIAL HIGHLIGHTS
CLASS M

                                                        For the period
                                                        July 3, 1995+
Per-share operating performance   Year ended Feb. 28    to Feb. 29
                                1999    1998    1997    1996
Net asset value,
beginning of period             $13.11  $11.80  $11.01   $9.76

Investment operations
Net investment income (loss)     (.03)c   (.03)c  .01c     --c

Net realized and unrealized
gain on investments              1.64     3.07    1.78    1.72
Total from investment operations 1.61     3.04    1.79    1.72

Less distributions:
From net investment income        --      (.03)    (.12)   (.08)

From net realized gain on
investments                      (1.24)    (1.66)  (.83)    (.39)

In excess of net investment income --      (.04)   (.05)     --

In excess of net realized gain
on investments                     --       --      --       --
Total distributions              (1.24)    (1.73)  (1.00)   (.47)

Net asset value,
end of period                    $13.48    $13.11   $11.80   $11.01

Ratios and supplemental data

Total return at net asset
value (%)a                        12.61     27.36    16.51    17.95*

Net assets, end of period
(in thousands)                    $29,384   $25,145  $14,791  $3,901

Ratio of expenses to
average net assets (%)b            1.67      1.75     1.77      1.23*

Ratio of net investment income (loss)
to average net assets (%)           (.25)     (.22)    .05       --*

Portfolio turnover (%)             241.46    97.77    82.07      72.00

+    Commencement of operations.
*    Not annualized.
a    Total return assumes dividend reinvestment and does not
reflect the effect of sales charges.
b    The ratio of expenses to average net assets for the period ended February 29, 1996 and thereafter includes amounts paid through brokerage service and expense offset arrangements.
c    Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

FOR MORE INFORMATION ABOUT PUTNAM DIVERSIFIED EQUITY TRUST
The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS
     ONE POST OFFICE SQUARE
     BOSTON, MASSACHUSETTS 02109
     1-800-225-1581

     ADDRESS CORRESPONDENCE TO:
     PUTNAM INVESTOR SERVICES
     P.O. BOX 989
     BOSTON, MA 02103

     www.putnaminv.com

     File No. 811 -    7165


PUTNAM DIVERSIFIED EQUITY TRUST

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
JUNE 30, 1999

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the fund dated June 30, 1999, as revised from time to time. This SAI contains information that may be useful to investors but that is not included in the prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or prospectus, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund.
Part II includes information about the fund and the other Putnam funds.

TABLE OF CONTENTS
PART I

FUND ORGANIZATION AND CLASSIFICATION    I-3

INVESTMENT RESTRICTIONS  I-3

CHARGES AND EXPENSES     I-5

INVESTMENT PERFORMANCE   I-11

ADDITIONAL OFFICERS I-12

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS  I-13

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS   II-1

TAXES     II-25

MANAGEMENT     II-28

DETERMINATION OF NET ASSET VALUE   II-36

HOW TO BUY SHARES   II-37

DISTRIBUTION PLANS  II-48

INVESTOR SERVICES   II-49

SIGNATURE GUARANTEES     II-52

SUSPENSION OF REDEMPTIONS     II-53

SHAREHOLDER LIABILITY    II-53

STANDARD PERFORMANCE MEASURES II-53

COMPARISON OF PORTFOLIO PERFORMANCE     II-54

SECURITIES RATINGS  II-58

DEFINITIONS    II-62

SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Diversified Equity Trust is a Massachusetts business trust organized on April 13, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. The fund offers classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

AS FUNDAMENTAL INVESTMENT RESTRICTIONS, WHICH MAY NOT BE CHANGED
WITHOUT A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES, THE FUND MAY NOT AND WILL NOT:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to not more than 25% of its total assets (taken at current value).

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or its political subdivisions.

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

(8)  Purchase securities (other than securities of the U.S.
government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest.

Although certain of the fund's fundamental investment restrictions permit it to borrow money to a limited extent, the fund does not currently intend to do so and did not do so last year.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

IT IS CONTRARY TO THE FUND'S PRESENT POLICY, WHICH MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL, TO:

Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

   GLOBAL INVESTMENTS.The fund normally invests at least 65% of its assets in equity securities of companies located in at least three different countries, one of which may be the United
States.
---------------------

All percentage limitations on investments (other than pursuant to the non-fundamental restriction) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
   ---------------------

The portfolio turnover rate for the fund's 1998 fiscal year was higher than the portfolio turnover rate for the fund's prior fiscal year due to the implementation of a change in the fund's investment strategy to permit it to have more flexibility in choosing investments consistent with its being a global fund.

---------------------
CHARGES AND EXPENSES

MANAGEMENT FEES

Under a Management Contract dated June 20, 1996, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of 0.70% of the first $500 million of the fund's average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter. For the past three fiscal years, pursuant to the Management Contract (and a management contract in effect prior to June 20, 1996, under which the management fee payable to Putnam Management was paid at the rate of 0.70% of the first $500 million of the fund's average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion), the fund incurred the following fees:

FISCAL YEAR        MANAGEMENT
                   FEE PAID
1999               $4,487,302
1998               $3,683,382
1997               $2,619,329

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

FISCAL YEAR    BROKERAGE COMMISSIONS
1999           $4,024,672
1998           $1,557,446
1997           $895,074

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:
                         PERCENT OF
DOLLAR VALUE             TOTAL           AMOUNT OF
OF THESE TRANSACTIONS    TRANSACTIONS    COMMISSIONS
$1,755,830,895             66.48%          $3,189,735

ADMINISTRATIVE EXPENSE REIMBURSEMENT

The fund reimbursed Putnam Management for administrative services during fiscal 1999, including compensation of certain fund officers and contributions to the Putnam Investments, Inc. Profit
Sharing Retirement Plan for their benefit, as follows:

                       PORTION OF TOTAL
                       REIMBURSEMENT FOR
   TOTAL               COMPENSATION AND
REIMBURSEMENT          CONTRIBUTIONS
$10,550                $8,805

TRUSTEE RESPONSIBILITIES AND FEES

The Trustees are responsible for generally overseeing the conduct
of    the fund's     business.  Subject to such policies as the
Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 1999 and the fees paid to each Trustee by all of the Putnam funds during calendar year 1998:
COMPENSATION TABLE

                                         Pension or            Estimated annual
                        Aggregate        retirement benefits   benefits from all  Total compensation
                        Compensation     accrued as part of    Putnam funds upon  from all Putnam
TRUSTEE/YEAR            from the fund(1) fund expenses         retirement (2)     funds (3)
Jameson A. Baxter/ 1994     $1,252           $273                  $95,000          $207,000(4)
Hans H. Estin/1972           1,108            531                   95,000           182,500
John A. Hill/1985 (5)        1,187            210                  115,000           200,500(4)
Ronald J. Jackson/1996       1,231            170                   95,000           200,500(4)
Paul L. Joskow/1997          1,108             32                   95,000           180,500(4)
Elizabeth T. Kennan/1992     1,214            295                   95,000           200,500
Lawrence J. Lasser/1992      1,091            222                   95,000           178,500
John H. Mullin, III/1997     1,125             50                   95,000           180,500(4)
Robert E. Patterson/1984     1,102            162                   95,000           181,500
Donald S. Perkins/1982       1,108            571                   95,000           182,500
William F. Pounds/1971 (5)   1,212            596                  115,000           215,000
George Putnam/1957           1,091            596                   95,000           179,500
George Putnam, III/1984      1,102            107                   95,000           181,500
A.J.C. Smith/1986            1,073            361                   95,000           176,500
W. Thomas Stephens/1997      1,103             46                   95,000           181,500(4)
W. Nicholas Thorndike/1992   1,108            422                   95,000           182,500

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3) As of December 31, 1998, there were 113 funds in the Putnam family.
(4)  Includes compensation deferred pursuant to a Trustee
Compensation Deferral Plan.
(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Under a Retirement Plan for Trustees of the Putnam funds (the
"Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or
(ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment
Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current
Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see
"Management" in Part II of this SAI.

SHARE OWNERSHIP

At March 31, 1999, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, to the knowledge of the fund, no person owned of record or beneficially 5% or more of any class of shares of the fund:

               SHAREHOLDER NAME               PERCENTAGE
CLASS          AND ADDRESS                    OWNED
  C            DONALDSON LUFKIN & JENRETTE
               P.O. Box 2052
               Jersey City, NJ  07303         26.50%

  C            Gerald N. Appel
               1742 Carlson Lane
               Redondo Beach, CA  90278        8.70%

  C            Marcia J. O'Neill
               633 Mount Bona Way
               Boulder City, NV  89005         5.90%

  C            First Trust Corp TTEE
               P.O. Box 173301
               Denver, CO  30217               5.80%

  C            Darrell R. Landis
               1755 Bentley Street
               Clearwater, FL  33755           5.40%

DISTRIBUTION FEES

During fiscal 1999, the fund paid the following 12b-1 fees to Putnam Mutual Funds:

CLASS A    CLASS B    CLASS C    CLASS M
$969,992   $3,551,585  $38       $206,632

Class A sales charges and contingent deferred sales charges

Putnam Mutual Funds received sales charges with respect to class A shares in the following amounts during the periods indicated:

                        SALES CHARGES
        TOTAL           RETAINED BY PUTNAM   CONTINGENT
FISCAL  FRONT END       MUTUAL FUNDS AFTER   DEFERRED SALES
YEAR    SALES CHARGES   DEALER CONCESSIONS   CHARGES
1999     $1,228,107        $191,156           $1,734
1998     $1,365,406        $211,953           $2,897
1997     $1,604,658        $251,672           $400

CLASS B CONTINGENT DEFERRED SALES CHARGES

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

                    CONTINGENT DEFERRED
FISCAL YEAR         SALES CHARGES
1999                  $435,135
1998                  $324,862
1997                  $252,841

Class C contingent deferred sales charges

Putnam Mutual Funds received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

                  CONTINGENT DEFERRED
FISCAL YEAR       SALES CHARGES
1999                  $0

CLASS M SALES CHARGES

Putnam Mutual Funds received sales charges with respect to class M shares in the following amounts during the periods indicated:
                                  SALES CHARGES
                  TOTAL           RETAINED BY PUTNAM
FISCAL YEAR       SALES CHARGES   MUTUAL FUNDS AFTER DEALER CONCESSIONS
1999                $139,425           $23,825
1998                $131,190           $21,220
1997                $174,922           $29,248

Investor servicing and custody fees and expenses

During the 1999 fiscal year, the fund incurred $1,321,269 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.



INVESTMENT PERFORMANCE
STANDARD PERFORMANCE MEASURES
(for periods ended 2/28/99)

                  CLASS A    CLASS B    CLASS C    CLASS M
INCEPTION DATE    7/1/94     7/1/94      2/1/99    7/3/95

AVERAGE ANNUAL TOTAL RETURN

1 year            6.60%       7.33%       11.53%    8.63%
Life of fund     18.01%       18.63%       18.82%       18.24%

Returns for class A and class M shares reflect the deduction of the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares.

Returns for class B and class C shares reflect the deduction of
the applicable contingent deferred sales charge ("CDSC")   ,
which for class B    shares     is 5% in the first year, declining
to 1% in the sixth year, and eliminated thereafter, and for class
C    shares     is 1% in the first year and eliminated thereafter.

Returns shown for class C and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and the higher operating expenses applicable to such shares.

Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.

ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam
Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

OFFICER NAME (AGE) (NUMBER OF FUNDS)



OMID KAMSHAD (36) (5 FUNDS).  Managing Director of Putnam
Management.  Prior to January, 1996, Mr. Kamshad was Director of
Investments at Lombard Odier International and prior to April,
1995, he was a Director at Baring Asset Management Company.

JUSTIN M. SCOTT (41)    (4     FUNDS).  Managing Director of
Putnam Management.

MICHAEL K. ARENDS (45) (2 FUNDS).  Senior Vice President of Putnam
Management.  Prior to November, 1997, Mr. Arends was Managing
Director, Equities, at Phoenix Duff & Phelps.  Prior to August,
1994, Mr. Arends was a Portfolio Manager with Kemper Financial
Services.

MICHAEL P. STACK (40)    (5     FUNDS).  Senior Vice President of
Putnam Management.  Prior to November, 1997, Mr. Stack was a
Senior Vice President and Portfolio Manager at Independence
Investment Associates Inc.

PAUL C. WARREN (38)    (7     FUNDS).  Senior Vice President of
Putnam Management.  Prior to May, 1997, Mr. Warren was a Director
at IDS Fund Management, and prior to August, 1994, was a Director at Pilgrim Baxter Associates.
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts 02110, are the fund's independent accountants, providing audit services, tax return review and other tax
consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.  The Report of Independent Accountants, financial
highlights and financial statements included in the fund's Annual
Report for the fiscal year ended February 28, 1999, filed
electronically on April 21, 1999 (File No. 811-   7165)    , are
incorporated by reference into this SAI.  The financial highlights included in the prospectus and incorporated by reference into this
SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.



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